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                                               INDIVIDUAL VARIABLE ANNUITY APPLICATION
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[LOGO] MetLife                                                                                        SEND APPLICATION AND CHECK TO:
Home Office Address (no correspondence)                                                    First MetLife Investors Insurance Company
200 Park Avenue . New York, NY 10166                             Policy Service Office: P.O. Box 10366 . Des Moines, lowa 50306-0366
                                              For Express Mail Only . 4700 Westown Parkway Ste. 200 . West Des Moines, IA 50266-2266
First MetLife Investors Class XTRA/SM/                                                           FOR ASSISTANCE CALL: THE SALES DESK
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ACCOUNT INFORMATION
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1. ANNUITANT
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                                                                                Social
                                                                                Security Number               --      --
   ---------------------------------------------------------------------------                  --------------  ------  ----------
   Name            (First)            (Middle)            (Last)
                                                                                Sex [_]M [_]F Date of Birth
                                                                                                            ------/-------/-------
   ---------------------------------------------------------------------------  Phone (      )
   Address             (Street - No P.O. Box)     (City)       (State)   (Zip)         ------  -----------------------------------
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2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)
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   Correspondence is sent to the Owner.
                                                                                Social
                                                                                Security/Tax ID Number           --      --
   ---------------------------------------------------------------------------                         ----------  ------  -------
   Name            (First)            (Middle)            (Last)
                                                                                Sex [_]M [_]F Date of Birth/Trust
                                                                                                                 -----/-----/-----
   ---------------------------------------------------------------------------  Phone (      )
   Address             (Street - No P.O. Box)     (City)       (State)   (Zip)         ------  -----------------------------------
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3. JOINT OWNER
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                                                                                Social
                                                                                Security Number               --      --
   ---------------------------------------------------------------------------                  --------------  ------  ----------
   Name            (First)            (Middle)            (Last)
                                                                                Relationship to Owner
                                                                                                     -----------------------------
                                                                                Sex [_]M [_]F Date of Birth
                                                                                                            ------/-------/-------
   ---------------------------------------------------------------------------  Phone (      )
   Address             (Street - No P.O. Box)     (City)       (State)   (Zip)         ------  -----------------------------------
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4. BENEFICIARY
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   Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the
   Special Requests section if additional space is needed. UNLESS SPECIFIED OTHERWISE IN THE SPECIAL REQUESTS SECTION, IF JOINT
   OWNERS ARE NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL BE THE PRIMARY BENEFICIARY, AND THE
   BENEFICIARIES LISTED BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES. FOR CUSTODIAN OWNED CONTRACTS, CONTINGENT BENEFICIARY
                                                                               --------------------------
   MUST BE SPOUSE IF ELECTING JOINT LIFE LWG OPTION (IF AVAILABLE).

                                                                                /     /               -        -
   -------------------------------------------------------------------------------------------------------------------------------
   Primary Name                          Relationship                          Date of Birth       Social Security Number       %

                                                                                /     /               -        -
   -------------------------------------------------------------------------------------------------------------------------------
   Primary Name                          Relationship                          Date of Birth       Social Security Number       %

                                                                                /     /               -        -
   -------------------------------------------------------------------------------------------------------------------------------
   Contingent Name                       Relationship                          Date of Birth       Social Security Number       %

                                                                                /     /               -        -
   -------------------------------------------------------------------------------------------------------------------------------
   Contingent Name                       Relationship                          Date of Birth       Social Security Number       %
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5. PLAN TYPE                                                                              6. PURCHASE PAYMENT
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   INDICATE ONLY HOW CONTRACT IS TO BE ISSUED.                                            Funding Source of Purchase Payment
                                                                                          ----------------------------------
   . NON-QUALIFIED ...............[_]
                                                                                          [_] 1035 Exchange   [_] Check   [_] Wire

   . QUALIFIED TRADITIONAL IRA* ..[_] Transfer [_] Rollover [_] Contribution - Year       Initial Purchase
                                                                                    ----- Payment $
                                                                                                   ---------------------------------
   . QUALIFIED SEP IRA* ..........[_] Transfer [_] Rollover [_] Contribution - Year                Make Check Payable to First
                                                                                    -----        MetLife Investors Insurance Company

   . QUALIFIED ROTH IRA* .........[_] Transfer [_] Rollover [_] Contribution - Year       (Estimate dollar amount for 1035
                                                                                    ----- exchanges, transfers, rollovers, etc.)
   . QUALIFIED 401 ...............[_]
                                                                                          Minimum Initial Purchase Payment:
   *THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.                                         $10,000 Non-Qualified/Qualified
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6600 (1/11)                                                                                                               APPXTRA6NY
                                                                                                                            May 2011
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RIDERS
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7. BENEFIT RIDERS (Subject to age restrictions. Other restrictions may apply.)
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These riders may only be chosen at the time of application. PLEASE NOTE, THERE ARE ADDITIONAL CHARGES FOR THE OPTIONAL RIDERS. ONCE
ELECTED THESE OPTIONS MAY NOT BE CHANGED.

1) LIVING BENEFIT RIDERS (Optional. Only ONE of the following riders may be elected.)
   GUARANTEED MINIMUM INCOME BENEFITS (GMIB)/1/
   [_] GMIB Max
   [_] GMIB Plus III

   GUARANTEED WITHDRAWAL BENEFIT (GWB)/2/
   [_] Guaranteed Withdrawal Benefit (GWB)

    /1/ IF EITHER GMIB RIDER IS CHOSEN, THE NY GMIB SUPPLEMENTAL APPLICATION (6720) MUST BE SIGNED AND SUBMITTED WITH THIS
    APPLICATION.
    /2/GWB IS THE ONLY LIVING BENEFIT RIDER AVAILABLE TO DECEDENT IRAS. NO LIVING BENEFIT RIDERS ARE AVAILABLE WITH NON-QUALIFIED
    DECEDENT.

2) DEATH BENEFIT RIDERS (Check one. If no election is made, the Principal Protection option will be provided at no additional charge.)
   [_] Principal Protection (no additional charge)
   [_] Annual Step-Up

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SIGNATURES
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8. REPLACEMENTS
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Does the applicant have any existing life insurance policies or annuity contracts?               [_] Yes [_] No
Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)?   [_] Yes [_] No
Replacement includes any surrender, loan, withdrawal, lapse, reduction in or redirection of payments on an annuity or life insurance contract in connection with this application.
If "Yes" to either, applicable disclosure and replacement forms must be attached.

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9. ACKNOWLEDGEMENT AND AUTHORIZATION
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I (We) agree that the above information and statements and those made on all pages of this application are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application. I (We) acknowledge receipt of the current prospectus of First MetLife Investors Insurance Company, First MetLife Investors Variable Annuity Account One. PAYMENTS AND VALUES
PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.


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(Owner Signature & Title, Annuitant unless otherwise noted)


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(Joint Owner Signature & Title)


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(Signature of Annuitant if other than Owner)


Signed at                                                                       Date
          --------------------------------------------------------------------       ---------------------------------------------
                                      (City)                     (State)
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6600 (1/11)                                                    Page 2                                                     APPXTRA6NY
                                                                                                                            May 2011
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10. AGENT'S REPORT
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Does the applicant have any existing life insurance policies or annuity contracts?                     [_] Yes  [_] No
Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)?         [_] Yes  [_] No
If "Yes," to either, applicable disclosure and replacement forms must be attached.


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Agent's Signature                                                                         Phone


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Agent's Name and Number


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Name and Address of Firm


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State License ID Number


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Client Account Number

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Home Office Program Information:
--------------------------------

Select one. Once selected, the option cannot be changed.

Option A                Option B                  Option C
         -----------             -----------               -----------
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6600 (1/11)                                                    Page 3                                                     APPXTRA6NY
                                                                                                                            May 2011
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